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                                                                    EXHIBIT 10.8




                          SUBSIDIARY GUARANTY AGREEMENT


         THIS SUBSIDIARY GUARANTY AGREEMENT (the "Guaranty Agreement" or the "Guaranty"), dated as of August 9, 1998, is made by each of the undersigned (each a "Guarantor" and collectively the "Guarantors") to WACHOVIA BANK, N.A., a national banking association, as Lender (the "Lender,").

                              W I T N E S S E T H:

         WHEREAS, the Lender has agreed to provide to CROWN CRAFTS, INC., a Georgia corporation (the "Borrower"), a revolving credit facility pursuant to the terms of that certain Revolving Credit Agreement dated as of August 25, 1995 between the Borrower and the Lender (as from time to time amended, modified or supplemented, the "Credit Agreement"); and

         WHEREAS, each Guarantor is a Material Subsidiary of the Borrower and is required pursuant to Section 6.23 of the Credit Agreement to guarantee to the Lender payment of the Borrower' s Liabilities (as hereinafter defined) in accordance with the terms of this Agreement; and

         WHEREAS, each Guarantor will materially benefit from the loans and advances made and to be made, under the Credit Agreement, and each Guarantor is willing to enter into this Guaranty to provide an inducement for the Lender to make loans and advances thereunder.

         NOW, THEREFORE, as required under the Credit Agreement and in order to induce the Lender to make and continue loans and advances to the Borrower, thereunder, each Guarantor agrees as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Lender the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means (a) the Borrower's obligation to promptly pay in full, when due or declared due, all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents executed in connection with the Credit Agreement heretofore, now or at any time hereafter owing, arising, due or payable from the Borrower to the Lender, including without limitation principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses), and (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents executed in connection therewith. Each Guarantor's obligations to the Lender under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations;" provided, however, that the liability of each Guarantor with respect to the Guarantors' Obligations shall not exceed at any time the



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Maximum Amount (as hereinafter defined). The "Maximum Amount" means 95% of (i)
the fair salable value of the assets of a Guarantor as of the date hereof minus
(ii) the total liabilities of such Guarantor (including contingent liabilities, but excluding liabilities of such Guarantor under this Guaranty and any other Loan Documents executed by such Guarantor) as of the date hereof; provided further, however, that if the calculation of the Maximum Amount in the manner provided above as of the date payment is required of such Guarantor pursuant to this Guaranty would result in a greater positive number, then the Maximum Amount shall be deemed to be such greater positive number.

         Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Borrower's Liabilities.

         3. Payment. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence of any other Event of Default under the Credit Agreement that has not been cured or waived, then each Guarantor, upon demand thereof by the Lender or its successors or assigns, will AS OF THE DATE OF THE LENDER'S DEMAND fully pay to the Lender, subject to any restriction set forth in Section 2 hereof, an amount equal to all Guarantor's Obligations then due and owing.

         4. Unconditional Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreement, the Notes or any other Loan Document or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreement, the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Lender and the Borrower or any other person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower, or by any extension or renewal of, or increase of the amounts available or advanced under, the Credit Agreement, any of the Notes or any other Loan Document, in whole or in part, or by any modification, alteration, amendment or addition of or to the Credit Agreement, any of the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Lender and the Borrower or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the obligations of any Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.


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         5.       Currency and Funds of Payment. Each Guarantor hereby covenants and agrees that the Guarantors' Obligations will be paid in full as herein provided in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities or the Guarantors' Obligations, or the rights of the Lender with respect thereto as against the Borrower or any Guarantor, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Guarantor of any or all of the Borrower's Liabilities or the Guarantors' Obligations.

         6. Events of Default. In the event that (a) any Guarantor shall file a petition to take advantage of any insolvency statute; (b) any Guarantor shall commence or suffer to exist a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (c) any Guarantor shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country; (d) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Guarantor or of the whole or substantially all of its properties, or approve a petition filed against any Guarantor seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of any Guarantor or of the whole or substantially all of its properties. and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of thirty (30) days; (e) there is commenced against any Guarantor any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition remains unstayed or undismissed for a period of thirty (30) days; (f) there shall occur an Event of Default under the Credit Agreement; (g) any default shall occur in the payment of amounts due hereunder; or (h) any other default shall occur hereunder which remains uncured or unwaived for a period of thirty (30) days (each of the foregoing being an "Event of Default" hereunder) ; then notwithstanding any collateral that the Lender may possess from Borrower or any Guarantor or any other guarantor of the Borrower's Liabilities, or any other party, at the Lender's election and without notice thereof or demand therefor, the Guarantors' Obligations shall immediately become due and payable.

         7. Suits. Each Guarantor from time to time shall pay to the Lender, on demand, at the Lender's place of business set forth in the Credit Agreement, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made when due, the Lender may proceed to suit against any one or more or all of the Guarantors. At the lender's election, one or more and successive or concurrent suits may be brought hereon by the Lender against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.


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         8.       Set-Off and Waiver. Each Guarantor waives any right to assert against the Lender as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower, the Lender, without waiving any additional defenses, setoffs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Lender employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by the Guarantors to the Lender on demand and shall constitute part of the Guarantors' Obligations hereunder.

         9.       Waiver; Subrogation.

         (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Lender's acceptance of this Guaranty Agreement; (ii) the Lender's heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Lender or the Borrower heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Credit Agreement, the Notes or any other Loan Documents; (iv) presentment, demand, notices of default, nonpayment, partial payment and protest; (v) the Lender heretofore, now or at any time hereafter granting to the Borrower (or any other party liable to the Lender on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of the Borrower's Liabilities; and (vi) the Lender heretofore, now or at any time hereafter accepting from the Borrower or any other person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Agent settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that the Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantors' Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

         (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Lender upon demand by the Lender to such Guarantor without the Lender being required, each Guarantor expressly waiving any right it may have to require the Lender, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY EACH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE LENDER, AND THE PROVISIONS HEREOF ENFORCED BY THE LENDER, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Lender by the Borrower or any other Person on account of the Borrower's Liabilities or any guaranty thereof. The Lender


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shall not have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of the Lender's failure or delay to do or take any of the acts, actions or things described in this Guaranty Agreement including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 9.

         (c) Each Guarantor further agrees that to the extent the ruling in Levit v. Ingersoll Rand Financial Corp. (In re V.N. Deprizio Construction Co.), 874 F.2d 1186 (7th Cir. 1989), is found applicable by a court of competent jurisdiction to the transactions contemplated by the Loan Documents or any payments thereunder, no Guarantor shall have any right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities. This waiver is expressly intended to prevent the existence of any claim in respect to such reimbursement by the Guarantor against the estate of Borrower within the meaning of Section 101 of the Bankruptcy Code, and to prevent the Guarantor from constituting a creditor of Borrower in respect of such reimbursement within the meaning of Section 547(b) of the Bankruptcy Code in the event of a subsequent case involving the Borrower.

         10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date of the initial Advance under the Credit Agreement and shall continue in full force and effect until the Borrower's Obligations are fully paid and the Credit Agreement has terminated. The Lender shall give each Guarantor written notice of such termination at each Guarantor's address set forth in the Credit Agreement. This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Lender and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Lender, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Lender may at any time hereafter have against any Guarantor under this Guaranty Agreement may be asserted by the Lender by written notice directed to any one or more or all of the Guarantors at the address specified in the Credit Agreement.

         11. Representations and Warranties. Each Guarantor represents and warrants to the Lender that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws.

         12. Expenses. Each Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Lender in connection with the enforcement of this Guaranty Agreement.

         13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the


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Lender under the Credit Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

         14. Counterparts. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

         15. Reliance. Each Guarantor represents and warrants to the Lender that (a) such Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records, (b) such Guarantor is not, nor in the future will it be, relying on the Lender, or its employees, agents or other representatives, to provide such information, (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty, (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same, and (e) such Guarantor has not depended or relied on the Lender, its employees, agents or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that the Lender has no duty or responsibility whatsoever, now or in the future, to provide to any Guarantor any information concerning Borrower or Borrower's financial condition and affairs, and that, if such Guarantor receives any such information from the Lender or its employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Lender or its employees, agents or other representatives, with respect to such information.

         16. Termination. This Guaranty Agreement and all obligations of the Guarantors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Obligations have been fully paid and the Credit Agreement has terminated.

         17.      Governing Law; Waivers of Trial by Jury, Etc.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF GEORGIA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS


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         AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR
         HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 9.2 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF GEORGIA.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.



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         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

                                               GUARANTORS:

                                               HAMCO, INC.


                                               By: /s/ Roger D. Chittum
                                                  -----------------------------
                                                  Name: Roger D. Chittum
                                                       ------------------------
                                                  Title: Vice President
                                                        -----------------------






























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